Evermore Funds Trust
Supplement dated August 15, 2022
to the
Evermore Global Value Fund
Prospectus, Summary Prospectus and
Statement of Additional Information (“SAI”)
dated April 30, 2022

The information in this Supplement updates certain information contained in Evermore Global Value Fund’s Prospectus, Summary Prospectus and SAI and should be read in conjunction with such Prospectus, Summary Prospectus and SAI.

At a special meeting held on August 12, 2022, the Board of Trustees (the “Board”) of Evermore Funds Trust (the “Trust”) unanimously approved an Agreement and Plan of Reorganization pursuant to which the Evermore Global Value Fund (the “Fund”), a series of the Trust, will reorganize into a newly created series (the “New Fund”) of The RBB Fund Trust (the “Reorganization”), with investment objectives, investment strategies, policies and a portfolio management team that are the same as that of the Fund. Evermore Global Advisors, LLC (the “Adviser”), the investment adviser to the Fund, will be the investment adviser to the New Fund. The Adviser has committed to maintain the expense limitation arrangements that are in place for the Fund for the New Fund until December 31, 2023. The New Fund will utilize nearly all of the same service providers as the Fund, including for administrative, accounting, transfer agent, custody, distribution, legal and audit services. As such, the Fund’s daily operations and management activities are not expected to be affected in any way.

As a result of the Reorganization: (a) the New Fund will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the New Fund; (b) shareholders of the Fund will receive shares of the applicable class of the corresponding New Fund equal in value to the value of their shares of the Fund immediately prior to the Reorganization; and (c) the Fund will be terminated and cease operations as a separate series of the Trust. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes.

Until the Reorganization takes effect, the Adviser will continue to actively invest the Fund’s assets in accordance with its investment objective and policies. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus and the Fund will continue to accept purchases from both new and existing shareholders until the close of business on the business day prior to the date of the Reorganization.

At the same time as the Reorganization, it is contemplated that the Adviser will close a financed transaction, the result of which David Marcus, current CEO and control person of the Adviser, will be the sole owner of the Adviser. Shareholders of the Fund will receive a combined proxy statement/prospectus soliciting their votes with respect to the proposed Reorganization, which will contemplate Mr. Marcus as the sole owner of the Adviser upon effectiveness of the Reorganization. If approved, the Reorganization is anticipated to take effect on or about December 5, 2022. The Reorganization must be approved by a vote of a majority of the outstanding shares of the Fund. A special meeting of shareholders of the Fund to consider the proposal described above is scheduled to be held on November 29, 2022.

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI.